UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 6, 2026

Date of Report (Date of earliest event reported)

Quetta Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41832	93-1358026
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1185 6th Avenue, Suite 304 New York, NY 10036	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1(212) 612-1400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	QETAU	The Nasdaq Stock Market LLC
Common Stock	QETA	The Nasdaq Stock Market LLC
Rights	QETAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Quetta Acquisition Corporation (“QETA”), Smart Kreate Group Limited (“PubCo”), SKG Merger Sub 1 Limited (“Merger Sub 1”), SKG Merger Sub 2 Limited (“Merger Sub 2”) and Smart Kreate Group Limited (the “Company”) and the transactions contemplated thereby, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including QETA’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against QETA, PubCo or the Company following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of QETA or the Company or other conditions to closing in the Business Combination Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-combination company’s securities on Nasdaq following the business combination; (7) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that the Company or the combined company may be adversely affected by other economic, business and/or competitive factors; and (12) other risks and uncertainties to be identified in the registration statement to be filed with the SEC by PubCo (when available) relating to the business combination, including those under “Risk Factors” therein, and in other filings with the SEC made by QETA and PubCo.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and QETA, PubCo, Merger Sub 1, Merger Sub 2, the Company and their respective subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, PubCo and QETA will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form F-4 (as may be amended from time to time) that will include a proxy statement/prospectus (the “Registration Statement”) pertaining to such transaction. The proxy statement/prospectus will be sent to QETA’s stockholders as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. QETA’s stockholders will also be able to obtain copies of the Registration Statement and proxy statement/prospectus without charge from QETA. The Registration Statement and proxy statement/prospectus, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to QETA at 1185 Avenue of the Americas, Suite 301, New York, NY 10036.

INVESTORS AND SECURITY HOLDERS OF QETA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT QETA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT QETA, THE COMPANY AND THE TRANSACTIONS.

Participants in Solicitation

QETA, PubCo, Merger Sub 1, Merger Sub 2, the Company, certain shareholders of the Company, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of QETA’s common stock in respect of the proposed transaction. Information about QETA’s directors and executive officers and their ownership of QETA’s common stock is set forth in QETA’s initial public offering prospectus dated October 5, 2023 filed with the SEC, as modified or supplemented by any Form 10-K, Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2026, Quetta Acquisition Corporation, a Delaware corporation (“QETA”), Smart Kreate Group Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), SKG Merger Sub 1 Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of PubCo (“Merger Sub 1”), SKG Merger Sub 2 Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands and a wholly owned subsidiary of PubCo (“Merger Sub 2”), and Smart Kreate Group Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands (the “Company”), entered into a Business Combination Agreement (the “BCA”). Capitalized terms used herein but not otherwise defined herein have the meanings ascribed to them in the BCA.

Initial Merger and Acquisition Merger

Pursuant to the BCA, the parties will consummate a business combination transaction (the “Business Combination”) through the following transactions: (i) Quetta Acquisition Corporation (“QETA”) will merge with and into Merger Sub 1 (the “Initial Merger”), with Merger Sub 1 surviving the Initial Merger and becoming a wholly owned subsidiary of PubCo ; and (ii) immediately following the Initial Merger, Merger Sub 2 will merge with and into the Company (the “Acquisition Merger”), with the Company surviving the Acquisition Merger and becoming a wholly owned subsidiary of PubCo.

Subject to, and in accordance with, the terms and conditions of the BCA, in connection with the Initial Merger, (i) every issued and outstanding share of common stock of QETA will automatically be cancelled in exchange for one PubCo Class A ordinary share and (ii) each issued and outstanding right of QETA will cease to exist and be assumed by PubCo and converted automatically into a right to purchase one PubCo Class A ordinary share on substantially the same terms (the “Rights”).

Subject to, and in accordance with, the terms and conditions of the BCA, in connection with the Acquisition Merger, (i) each issued and outstanding share in the Company (other than any shares of the Company held by certain key shareholders and insiders of the Company) immediately prior to the effective time of the Acquisition Merger will automatically be cancelled in exchange for such number of PubCo Class A ordinary shares that is equal to the Exchange Ratio (as described below and more fully defined in the BCA) and (ii) each issued and outstanding share of the Company held by certain key shareholders and insiders of the Company immediately prior to the effective time of the Acquisition Merger will automatically be cancelled in exchange for such number of PubCo Class B ordinary shares that is equal to the Exchange Ratio.

The “Exchange Ratio” as defined in the BCA is a number determined by dividing the Price per Share by $10. The “Price per Share” as defined in the BCA is calculated by dividing the Company Equity Value by the total number of Company shares outstanding immediately prior to the effective time of the Acquisition Merger, assuming the exercise or conversion of all outstanding options, warrants, convertible notes and other equity securities of the Company (whether or not then vested or exercisable), and excluding any Company shares held by the Company or any of its subsidiaries as treasury shares. The “Company Equity Value” is defined in the BCA as (i) $200,000,000, plus (ii) an amount equal to the aggregate cash proceeds actually received by the Company after the date of the BCA and prior to the closing of the Acquisition Merger from any equity or equity-linked financing transactions.

Representations and Warranties

In the BCA, the Company makes certain representations and warranties (with certain exceptions set forth in the disclosure schedules to the BCA) relating to, among other things: (a) proper corporate organization of the Company and its subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the BCA and other transaction documents; (c) consents and approvals required in connection with the execution and performance of the BCA; (d) absence of conflicts; (e) capitalization; (f) accuracy of charter documents and corporate records; (g) financial statements; (h) absence of certain changes or events; (i) title to assets and properties; (j) material contracts; (k) intellectual property; (l) compliance with laws; (m) tax matters; (n) employment and labor matters; (o) litigation; and (p) other customary representations and warranties.

In the BCA, QETA makes certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the BCA and other transaction documents; (c) capitalization; (d) the trust account; (e) SEC filings and financial statements; (f) absence of certain changes or events; (g) compliance with laws; (h) Nasdaq listing matters; (i) litigation; and (j) other customary representations and warranties.

In addition, PubCo, Merger Sub 1 and Merger Sub 2 (collectively, the “Acquisition Entities”) make certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the BCA; (c) capitalization and corporate structure; (d) absence of conflicts; and (e) other customary representations and warranties.

Conduct Prior to Closing; Covenants

The parties have made customary covenants in the BCA, including, among other things, covenants with respect to the conduct of the Company and its subsidiaries prior to the closing of the business combination. The parties have also agreed to customary restrictions on the solicitation of alternative acquisition proposals.

The BCA also contains covenants providing for, among other things:

●	The parties shall cooperate to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (the “Registration Statement”) in connection with the registration under the Securities Act of the PubCo ordinary shares to be issued in the Mergers, which Registration Statement will also contain a proxy statement/prospectus of QETA;

●	the parties shall take further actions as may be necessary, proper or advisable to consummate and make effective the Business Combination;

●	the parties will take certain actions to maintain the listing of PubCo’s securities on Nasdaq following the closing;

●	the parties will not solicit, initiate, encourage or continue discussions with any third party with respect to any transaction other than the Business Combination; and

●	QETA will not to change its board recommendation to its stockholders unless response to an intervening event (as described in the BCA).

Incentive Equity Plan and Employee Share Purchase Program

The BCA provides that, prior to the closing of the Acquisition Merger, PubCo shall approve and adopt an incentive equity plan (the “Incentive Equity Plan”), pursuant to which PubCo may grant equity-based awards to employees, officers, directors and other service providers of PubCo or its subsidiaries. The Incentive Equity Plan will provide for an initial number of PubCo’s ordinary shares reserved for issuance thereunder equal to 15% of PubCo’s fully-diluted outstanding share capital immediately after the closing of the Acquisition Merger. The PubCo Incentive Equity Plan shall not contain any evergreen or other automatic share reserve increase provision.

Pursuant to the BCA, at the election of the Company, PubCo may also approve and adopt an employee share purchase program (the “Employee Share Purchase Program”) prior to the closing of the Acquisition Merger. The PubCo Employee Share Purchase Program may include an evergreen provision providing for an annual increase in the number of PubCo Ordinary Shares reserved for issuance thereunder, subject to any required shareholder approval.

No Survival

The representations and warranties of the parties contained in the BCA terminate as of, and do not survive, the closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the BCA do not survive the closing, except those covenants and agreements to be performed after the closing, which covenants and agreements will survive until fully performed in accordance with their terms.

Conditions to the Consummation of the Transaction

Consummation of the transactions contemplated by the BCA is subject to customary closing conditions, including approval by the shareholders of QETA and the Company. The BCA also contains other conditions, including, among others: (i) the accuracy of representations and warranties to various standards, from no materiality qualifier to a material adverse effect qualifier, (ii) the bringdown to closing of a representation that no material adverse effect has occurred (both for QETA and the Company); (iii) material compliance with pre-closing covenants, (iv) the absence of a legal prohibition on consummating the transactions, and (v) PubCo’s listing application with Nasdaq being approved.

Termination

The BCA may be terminated under customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to: (i) by mutual written consent of QETA and the Company, (ii) by either QETA and the Company if the Business Combination is not consummated by the 270th day after the date of the BCA and the delay in closing beyond such date is not due to the breach of the BCA by the party seeking to terminate, (iii) by either QETA or the Company if there is a final and nonappealable order prohibiting the Business Combination, (iv) by QETA if the representations and warranties of the Company are not true and correct at the standards specified in the BCA or if the Company fails to perform any covenant or agreement set forth in the BCA such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (v) by the Company if the representations and warranties of QETA are not true and correct at the standards specified in the BCA or if QETA fails to perform any covenant or agreement set forth in the BCA such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (vi) by QETA if the Business Combination and other related proposals are not approved by the Company’ shareholders, and (vii) by the Company if the Business Combination and other related proposals are not approved by QETA’s stockholders.

The foregoing description of the BCA and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the BCA, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The BCA contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the BCA. The BCA has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the BCA. In particular, the representations, warranties, covenants and agreements contained in the BCA, which were made only for purposes of the BCA and as of specific dates, were solely for the benefit of the parties to the BCA, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the BCA instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the BCA. In addition, the representations, warranties, covenants and agreements and other terms of the BCA may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the BCA, which subsequent information may or may not be fully reflected in QETA’s public disclosures.

Shareholder Support Agreement

On or around the date of the BCA , certain shareholders of the Company entered into Shareholder Support Agreements with QETA, the Company and PubCo (the “Shareholder Support Agreement”), pursuant to which each such shareholder of the Company has agreed to, among other things, (i) vote all Company shares held by such shareholder in favor of the transactions contemplated by the BCA and the other transaction documents, (ii) vote against any proposals that would or would be reasonably likely to in any material respect impede the transactions contemplated by the BCA, (iii) not transfer any share of the Company until termination of the Shareholder Support Agreement, and (iv) within certain periods of time from the closing of the Business Combination and subject to certain exceptions, not sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in any of the shares of PubCo issued in connection with the Acquisition Merger or upon settlement of equity awards issued by PubCo.

The foregoing description of the Shareholder Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholder Support Agreements, a form of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Registration Rights Agreement

Concurrently with the execution of the Business Combination Agreement, QETA, PubCo, Yocto Investments LLC, the sponsor of SPAC (the “Sponsor”) and certain securityholders of the Company (the “Company Holders”) entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which , among other things, PubCo agreed to undertake certain resale shelf registration obligations in accordance with the U.S. Securities Act of 1933, as amended (the “Securities Act”) and the Sponsor and the Company Holders have been granted customary demand and piggyback registration rights.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Assignment, Assumption and Amendment Agreement

Concurrently with the execution of the Business Combination Agreement, QETA, PubCo and Continental Stock Transfer & Trust Company, as rights agent, entered into an Assignment, Assumption and Amendment Agreement (the “Assignment Agreement”), pursuant to which, effective upon the closing of the Initial Merger, QETA will assign to PubCo all of its right, title and interest in and to the existing Rights Agreement, dated October 5, 2023, between QETA and the rights agent, and PubCo will assume all of QETA’s obligations thereunder.

The foregoing description of the Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, QETA, PubCo, the Company, the Sponsor and certain directors and officers of QETA listed thereto entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things, (i) vote all QETA shares held by Sponsor in favor of the transactions contemplated by the BCA and the other transaction documents and the related transaction proposals, (ii) vote against any proposals that would or would be reasonably likely to in any material respect impede the transactions contemplated by the BCA or any related transaction proposal, (iii) not transfer any share of  QETA until termination of the Sponsor Support Agreement, (iv) waive or not otherwise perfect any anti-dilution or similar protection with respect to any shares of QETA, and (v) not elect to have any share of QETA redeemed in connection with the Business Combination. Each of the Sponsor and the directors of QETA has also agreed, within certain periods of time from the closing of the Business Combination and subject to certain exceptions, not to sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in any of the PubCo Class A ordinary shares and PubCo Rights (as applicable) acquired in connection with the Initial Merger and PubCo Class A ordinary shares received upon the exercise of any PubCo Rights (as applicable). The Sponsor Support Agreement also provides for certain put and call rights between PubCo and the Sponsor with respect to certain PubCo Class A ordinary shares held by the Sponsor following the closing of the Business Combination, and provides for the allocation and sharing of certain deferred underwriting fees of QETA between the Company and the Sponsor, in each case subject to the terms and conditions set forth therein.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 12, 2026, a press release was issued announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Exhibits 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of QETA under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement
10.1*	Form of Shareholder Support Agreements
10.2*	Registration Rights Agreement
10.3	Assignment, Assumption and Amendment Agreement
10.4*	Sponsor Support Agreement
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2026

QUETTA ACQUISITION CORPORATION

By:	/s/ Zihan Chen
Name:	Zihan Chen
Title:	Chief Executive Officer and Director